Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Organicell Regenerative Medicine, Inc. on Form 10-Q for the quarter ended July 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Ian T. Bothwell, Chief Financial Officer (principal financial and accounting officer) of Organicell Regenerative Medicine, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Organicell Regenerative Medicine, Inc.

Date: September 14, 2022	/s/ IAN T. BOTHWELL
Ian T. Bothwell
Chief Financial Officer
(Principal Financial and Accounting Officer)